REVOCABLE PROXY
                           FIRST FEDERAL SAVINGS BANK
                                  BRYAN, TEXAS

                         ANNUAL MEETING OF STOCKHOLDERS
                                     , 1997

         The undersigned hereby appoints the Board of Directors of First Federal Savings Bank ("First Federal"), with full powers of substitution, to act as proxy for the undersigned, to vote all shares of common stock of First Federal which the undersigned is entitled to vote at the Annual Meeting of Stockholders, scheduled to be held at the office of First Federal, 2900 Texas Avenue, Bryan Texas on __________, 1997 at ____, and at any and all adjournments thereof, as follows:

1)       The election as directors of all nominees listed below:

                      --                --
                     |__|   FOR        |__|  VOTE WITHHELD

         INSTRUCTION:     TO  WITHHOLD  YOUR  VOTE FOR ANY  INDIVIDUAL  NOMINEE,
                          STRIKE  A LINE IN  THAT  NOMINEE'S  NAME  IN THE  LIST
                          BELOW.

J. STANLEY STEPHEN         KEN HAYES      CHARLES NEELLEY         GEORGE KOENIG

2) The adoption and approval of the Agreement and Plan of Merger dated ____________, 1997 by and between First Federal and The Bryan - College Station Financial Holding Company (including the exhibits and schedules thereto) (the "Merger Agreement"), and the transactions contemplated thereby;
                        --             --                  --
                       |__|   FOR     |__|   AGAINST      |__|  ABSTAIN

3) The ratification of the appointment of Crowe, Chizek and Company LLP as auditors for the Bank for the fiscal year ending September 30, 1997; and

                         --             --                  --
                       |__|   FOR     |__|   AGAINST      |__|  ABSTAIN

4)       The adjournment of the meeting;

                        --             --                  --
                       |__|   FOR     |__|   AGAINST      |__|  ABSTAIN

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSITIONS SET FORTH ABOVE

         THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY AS DETERMINED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE HOLDERS THEREOF TO VOTE WITH RESPECT TO MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING. HOWEVER, PROXIES INSTRUCTED TO VOTE AGAINST THE PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF MERGER WILL NOT BE VOTED FOR A PROPOSAL TO APPROVE ADJOURNMENT OF THE ANNUAL MEETING IN THE EVENT THAT THERE ARE NOT SUFFICIENT SHARES PRESENT IN PERSON OR BY PROXY AT THE ANNUAL MEETING TO APPROVE THE MERGER.



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                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


         Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of First Federal at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorney and proxy shall be deemed terminated and of no further force and effect.

         The undersigned acknowledges receipt from First Federal prior to the execution of this proxy of the Notice of the Annual Meeting and the Joint Proxy Statement/Prospectus dated _____, 1997.

Dated: _________________________, 1997


                                                     ---------------------------
                                                     SIGNATURE OF STOCKHOLDER



                                                     ---------------------------
                                                     SIGNATURE OF STOCKHOLDER

                                                     Please sign exactly as your
                                                     name appears  herein.  When
                                                     signing    as     attorney,
                                                     executor,    administrator,
                                                     trustee or guardian, please
                                                     give  your full  title.  If
                                                     shares  are  held  jointly,
                                                     each holder should sign.

            PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY
                  IN THE ACCOMPANYING POSTAGE-PREPAID ENVELOPE